Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

8. MORTGAGE SERVICING RIGHTS ("MSR"s)

A. The following summarizes the Corporation's activity related to MSRs for the years ended December 31:

(dollars in thousands)	2011	2010	2009
Balance, January 1	$4,925	$4,059	$2,205
Additions	651	1,819	2,570
Amortization	(749)	(923)	(853)
(Impairment) recovery	(786)	(30)	137

Balance, December 31	$4,041	$4,925	$4,059

Fair value	$4,041	$5,815	$4,807

Loans serviced for others	$574,422	$605,485	$514,875

B. The following summarizes the Corporation's activity related to changes in the impairment valuation allowance of MSRs for the years ended December 31:

(dollars in thousands)	2011	2010	2009
Balance, January 1	$(596)	$(566)	$(703)
Impairment	(800)	(390)	(205)
Recovery	14	360	342

Balance, December 31	$(1,382)	$(596)	$(566)

C. Other MSR Information – At December 31, 2011, key economic assumptions and the sensitivity of the current fair value of MSRs to immediate 10 and 20 percent adverse changes in those assumptions are as follows:

(dollars in thousands)
Fair value amount of MSRs	$4,041
Weighted average life (in years)	4.0
Prepayment speeds (constant prepayment rate)*	18.8%
Impact on fair value:
10% adverse change	$(242)
20% adverse change	$(461)
Discount rate	10.25%
Impact on fair value:
10% adverse change	$(118)
20% adverse change	$(228)

*	Represents the weighted average prepayment rate for the life of the MSR asset.

At December 31, 2011, 2010 and 2009, the fair value of the mortgage MSRs is $4.0 million, $5.8 million, and $4.8 million, respectively. The fair value of the MSRs for these dates was determined using a third-party valuation model that calculates the present value of estimated future servicing income. The model incorporates assumptions that market participants use in estimating future net servicing income, including estimates of prepayment speeds and discount rates. Mortgage loan prepayment speed is the annual rate at which borrowers are forecasted to repay their mortgage loan principal and is based on historical experience. The discount rate is used to determine the present value of future net servicing income. Another key assumption in the model is the required rate of return the market would expect for an asset with similar risk. Both assumptions can, and generally will, change quarterly valuations as market conditions and interest rates change.

These assumptions and sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumptions to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of the MSRs is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.